Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
May, 1998
Payment: June 15, 1998

         7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                                         Cusip #                393534AC6
                                                         Trust Account #        33-34309-0
                                                         Distribution Date:     June 15, 1998

                                                                                                      Per $1,000
Securitized Net Interest Margin Certificates                                                          Original

1.       Amount Available                                                       2,365,824.95

Interest

2.       Aggregate Interest                                                     1,056,704.88          3.43086000


3.       Amount Applied to:
         (a)  accrued but unpaid Interest

4.       Remaining:
         (a)  accrued but unpaid Interest

5.       Monthly Interest                                                       1,056,704.88

Principal

6.       Current month's principal distribution                                 1,309,120.07          4.25038984

7.       Remaining outstanding principal balance                              173,593,757.06         563.6160944
         Pool Factor                                                              0.56361609

8.       Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
         immediately
         preceding Distribution Date                                          520,094,407.14**

9.       Aggregate amount on deposit in Reserve Fund                            7,500,000.00

10.      Subordinated Certificateholder payment  (interest
         earnings on Reserve Fund, pursuant to Section 5.8)                        32,601.55

11.      Aggregate principal balance of loans
         refinanced by Green Tree Financial                                     7,932,334.29

12.      Weighted average CPR                                                          16.14%

13.      Weighted average CDR                                                           3.78%

14.      Annualized net loss percentage                                                 1.98%

15.      Delinquency                           30-59 day                                1.28%
                                               60-89 day                                0.41%
                                               90+ day                                  0.82%
                                               Total 30+                                2.51%


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 5/15/98.

Green Tree Financial
Net Interest Margin Trust 1995-A
May, 1998
Payment: June 15, 1998




                               Fee Assets
             ---------------------------------------------------
                Guarantee         Inside          Fee Asset
                  Fees             Refi             Total
             ---------------------------------------------------

GTFC 1994-5    244,941.55       54,695.01        299,636.56
GTFC 1994-6      6,458.06       59,983.60         66,441.66
GTFC 1994-7          0.00       40,637.60         40,637.60
GTFC 1994-8          0.00       60,654.30         60,654.30
GTFC 1995-1    109,198.80       66,891.27        176,090.07
GTFC 1995-2          0.00            0.00              0.00
GTFC 1995-3    173,347.47      118,060.76        291,408.23
GTFC 1995-4    186,356.61       92,153.92        278,510.53
GTFC 1995-5          0.00            0.00              0.00
             ---------------------------------------------------

               720,302.49      493,076.46      1,213,378.95

Total amount of Guarantee Fees and

     Inside Refinance Payments                 1,213,378.95

Subordinated Servicing Fees                      793,722.86

Payment on Finance 1 Note                      2,007,101.81

Allocable to Interest (current)                  778,701.55

Allocable to accrued but unpaid Interest               0.00

Accrued and unpaid Trustee Fees                        0.00

Allocable to Principal                         1,228,400.26

Finance 1 Note Principal Balance             127,660,132.58

                                     Page2

Green Tree Financial
Net Interest Margin Trust 1995-A
May, 1998
Payment: June 15, 1998





                                             Inside
                      Residual                Refi                  Total
              ----------------------------------------------------------------

GTFC 1994-5                     0.00             0.00                 0.00
GTFC 1994-6                     0.00             0.00                 0.00
GTFC 1994-7                     0.00             0.00                 0.00
GTFC 1994-8                     0.00             0.00                 0.00
GTFC 1995-1                     0.00             0.00                 0.00
GTFC 1995-2                     0.00        86,216.94            86,216.94
GTFC 1995-3                     0.00             0.00                 0.00
GTFC 1995-4                     0.00             0.00                 0.00
GTFC 1995-5               157,715.41       114,790.79           272,506.20
              ----------------------------------------------------------------

                          157,715.41       201,007.73           358,723.14

              Total Residual and Inside

                  Refinance Payments                            358,723.14

                                     Page3